EXHIBIT 32.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ImproveNet, Inc., a Delaware corporation ( "ImproveNet") on Form 10-KSB/A, for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Homayoon Farsi, Acting Chief Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ImproveNet.

ImproveNet, Inc.

/s/ Homayoon Farsi
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Homayoon Farsi
Acting Chief Financial Officer

July 5, 2005